United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 9, 2006
Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)
1-16427
(Commission File Number)

Georgia	37-1490331

(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s Telephone Number, Including Area Code: (904) 854-8100
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
Item 1.02 Termination of a Material Definitive Agreement.	1
Item 2.01. Completion of Acquisition or Disposition of Assets.	1
Item 8.01. Other Events.	1
Item 9.01. Financial Statements and Exhibits	3
SIGNATURE	5
EXHIBIT INDEX	6
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6
EXHIBIT 99.7
EXHIBIT 99.8

i

Item 1.02 Termination of a Material Definitive Agreement.
     On September 14, 2005, Fidelity National Information Services, Inc. (“FIS”), former Fidelity National Financial, Inc. (“Old FNF”) and certain other shareholders of FIS entered into a Shareholders Agreement (the “Shareholders Agreement”), which placed certain restrictions on Old FNF and the other FIS shareholders and made certain arrangements concerning the governance of FIS, following the merger of Certegy Inc. and FIS.
     The Shareholders Agreement was terminated on November 9, 2006, upon the completion of the merger of Old FNF with and into FIS as described in Item 2.01 below.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On November 9, 2006, FIS completed the acquisition of Old FNF by merging Old FNF with and into FIS (the “Merger”), pursuant to the agreement and plan of merger, dated June 25, 2006, as amended and restated as of September 18, 2006 (the “Merger Agreement”), with Old FNF. In connection with the merger, each stockholder of Old FNF received 0.537410 shares of FIS common stock in exchange for each share of Old FNF common stock held by such Old FNF stock holder at the time of completion of the Merger, representing in the aggregate approximately 50.6% of the issued and outstanding FIS common stock. Accordingly, the separate corporate existence of Old FNF has ceased.
     Pursuant to the terms of the Merger Agreement, on November 9, 2006, an aggregate of 5,021,272 Old FNF stock options with a weighted average exercise price of $13.80 and 135,355 Old FNF restricted stock awards will be replaced with FIS stock options and restricted stock awards. These options were originally issued under various plans originally adopted by Old FNF or assumed by it in connection with acquisitions of companies. The replacement stock options and restricted stock awards are subject to the same general terms and conditions as the Old FNF options and restricted stock awards, but with equitable adjustments made to the exercise prices and the number of shares underlying the options, and the number of shares subject to the restricted stock awards, to reflect the difference in value of the common stock of Old FNF and FIS common stock. All such grants vest on a change in control of FIS.
Item 8.01. Other Events.
     Prior to the Merger described under Item 2.01 of this report, FIS was party to various “intercompany agreements” with Old FNF and with Fidelity National Financial, Inc. (formerly Fidelity National Title Group, Inc., “New FNF”). On November 9, 2006, in connection with the completion of the Merger, certain intercompany agreements were terminated. In addition, some of the original intercompany agreements were amended and restated, and FIS entered into additional intercompany agreements with New FNF.
     The primary reason for terminating the intercompany agreements was to reflect the effect of the Merger on FIS’ overall corporate structure. Some of the intercompany agreements were amended and restated (and FIS entered into additional intercompany agreements with New FNF) in connection with the Merger in order to ensure that the rights and obligations covered by the intercompany agreements before the Merger are properly allocated among the post-Merger entities.
     The additional intercompany agreements that were effective as of the Merger are filed as Exhibits 99.1 through 99.8 to this report. The following summaries are qualified in their entirety by reference to the text of such exhibits. The agreements described herein do not constitute all of the intercompany agreements between FIS and New FNF, Old FNF or their respective affiliates. Additional intercompany agreements that are not being amended and restated in connection with the Merger are described under the caption “The Merger Agreement—Principal Covenants and Agreements—Changes in Related Party Agreements” in FIS’ Amendment No. 1 to Form S-4 filed with the Securities and Exchange Commission on September 19, 2006.

Arrangements with Old FNF
     On November 9, 2006, in connection with the Merger, each of the following agreements was terminated:
(i)	Shareholders Agreement, dated September 14, 2005, with Certegy Inc., Old FNF and certain other FIS shareholders.

(ii)	FNF Corporate Services Agreement, dated as of February 1, 2006.

(iii)	Amended and Restated Employee Matters Agreement, dated as of February 1, 2006.

(iv)	Tax Matters Agreement, dated as of March 4, 2005, as amended by the First Amendment dated February 1, 2006.
Arrangements with New FNF
Corporate Services Agreements
     Prior to the Merger, FIS was party to a corporate services agreement with New FNF under which New FNF provided corporate and other support services to FIS, including accounting (including statutory accounting services), corporate, legal and related services, purchasing and procurement services, and other general administrative and management services. FIS was also party to a reverse corporate services agreement with New FNF, under which FIS provides New FNF with access to legal services, human resources and employee benefits administration, and access to services with regard to a mainframe computer system.
     By mutual consent of the parties, the corporate services agreement and the reverse corporate services agreement were amended effective on November 9, 2006, to (i) revise the services to be provided by New FNF to FIS and by FIS to New FNF, (ii) modify the term of the agreement to be two years from the date of the closing of the Merger and (iii) delete the automatic termination trigger upon a change of control of either party. The services provided under the agreements were also modified to reflect the services needed by each of the parties, but are generally similar in nature to the services previously provided under the corporate services agreements.
Property Management, Lease and SubLease Agreements
     Prior to the Merger, a subsidiary of FIS was party to a lease agreement with New FNF under which New FNF leased from FIS certain portions of FIS’ Jacksonville, Florida headquarters buildings located at 601 Riverside Avenue in Jacksonville, Florida. Lease terms were generally commensurate with those found in the local real estate market.
     By mutual consent of the parties, the lease was amended effective on November 9, 2006, to update certain provisions to reflect the post-Merger relationships among the parties, including the deletion of references to Old FNF. Under the lease, New FNF is obligated to pay base rent for approximately 89,754 square feet at an annual rate of $23.05 per rentable square foot, in equal monthly installments paid in advance on the first day of each calendar month. If New FNF fails to pay timely, a default rate applies. In addition to paying base rent, for each calendar year commencing with calendar year 2005, New FNF will be obligated to pay, as additional rent, New FNF’s share of the landlord’s reasonable estimate of operating expenses for the entire facility that are in excess of the operating expenses (subject to certain exclusions) applicable to the 2005 base year. New FNF is also liable to the landlord for its entire cost of providing any services or materials exclusively to New FNF. New FNF does not anticipate requesting any exclusive services from the landlord, in its capacity as landlord, during calendar years 2006 or 2007. The lease expires on December 31, 2007.
     Effective on November 9, 2006, FIS, as property manager, entered into a property management agreement with New FNF, with respect to the management of the new office space at 601 Riverside Avenue, Jacksonville, Florida, known as “Building V”. FIS also subleases a portion of the office space in Building V for its operations. As compensation for its property management services, FIS will receive an annual management fee equal to $20.19 per rentable square foot per annum, payable in arrears and paid in monthly installments of $440,034.31, as and to the extent collected from the monthly rental payment received from tenants. Terms of this property management agreement are similar to those customarily found in similar office property management arrangements, subject to the particular needs of the parties and the nuances of the property to be managed. This agreement expires on December 31, 2007.
     Effective on November 9, 2006, FIS, as sublessee, entered into a sublease agreement with New FNF, as lessee, with respect to the new office space at 601 Riverside Avenue, Jacksonville, Florida, known as “Building V”. The terms and provisions of this sublease agreement mirror the management and economic effect of the terms and conditions of the lease agreement between FIS and New FNF with respect to the existing office space at 601 Riverside Avenue, Jacksonville, Florida, so that all of the office space located at the 601 Riverside Avenue campus benefit from per square foot average cost pricing for the entire campus. The term of the sublease agreement coincides with the lease agreement and will expire on December 31, 2007. The rental price is determined on the same formulaic basis currently set forth in the lease agreement.
     Effective on November 9, 2006, FIS also entered into a telecommunications services agreement with New FNF, for reimbursement by New FNF of its pro rata share of the telecommunications systems costs at the 601 Riverside campus. The term of this agreement expires on December 31, 2007 to coincide with the expiration of the lease and sublease agreements. The telecommunications services agreement provides that New FNF will reimburse FIS for its pro rata share of the telecommunications systems costs at the 601 Riverside Avenue campus, in Jacksonville, Florida, based on the number of employees that New FNF has at the campus.
Aircraft Cost Sharing Agreement
     Effective on November 9, 2006, FIS entered into an aircraft cost allocation agreement with New FNF, pursuant to which each party agreed to reimburse the other for its pro rata share of the actual costs incurred in the use of the other party’s corporate aircraft. As a result of this agreement, FIS may utilize New FNF’s corporate aircraft from time to time, and New FNF may utilize FIS’ corporate aircraft, with an obligation to reimburse for the respective share of the costs.
Item 9.01. Financial Statements and Exhibits
(a)	Financial statements of the business acquired.
     The following financial statements were filed as part of Old FNF’s Annual Report on Form 10-K for the year ended December 31, 2005 (File 1-9396) and are incorporated herein by this reference:
     - Reports of Independent Registered Public Accounting Firm
     - Consolidated Balance Sheets as of December 31, 2005 and 2004
     - Consolidated Statements of Earnings for the years ended December 31, 2005, 2004 and 2003
     - Consolidated Statements of Comprehensive Earnings for the years ended December 31, 2005, 2004 and 2003
     - Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2005, 2004 and 2003
     - Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003
     - Notes to Consolidated Financial Statements.
     The following financial statements were filed as part of Old FNF’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and are incorporated herein by this reference:
     - Condensed Consolidated Balance Sheets as of September 30, 2006 and December 31, 2005
     - Condensed Consolidated Statements of Earnings for the three and nine months periods ended September 30, 2006 and 2005
     - Condensed Consolidated Statements of Comprehensive Earnings for the three and nine months periods ended September 30, 2006 and 2005
     - Condensed Consolidated Statement of Stockholders’ Equity for the nine months ended September 30, 2006
     - Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005

     - Notes to Condensed Consolidated Financial Statements.
     (b) Pro forma financial information.
     Pro forma financial statements with respect to the combined company are attached hereto as Exhibit 99.8 and are incorporated herein by reference.
     (d) Exhibit

Exhibit
Number	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated June 25, 2006, as amended and restated as of September 18, 2006, by and between Fidelity National Financial, Inc. and FIS (incorporated by reference to Exhibit 2.1 to Registrant’s Amendment No. 1 to Form S-4 filed on September 19, 2006).

23.1	Consent of KPMG, LLP, Independent Registered Public Accounting Firm.

99.1	Amended and Restated Corporate Services Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.2	Amended and Restated Reverse Corporate Services Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.3	Property Management Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.4	SubLease Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.5	Telecommunications Services Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.6	Aircraft Cost Sharing Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.7	Amended and Restated Lease Agreement (by Fidelity Information Services, Inc. (Arkansas Corp)), dated as of October 23, 2006, by and between New FNF and FIS.

99.8	Unaudited Pro forma combined Financial Data.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: November 9, 2006	By:	/s/ Jeffrey S. Carbiener
		Name:	Jeffrey S. Carbiener
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated June 25, 2006, as amended and restated as of September 18, 2006, by and between Fidelity National Financial, Inc. and FIS (incorporated by reference to Exhibit 2.1 to Registrant’s Amendment No. 1 to Form S-4 filed on September 19, 2006).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Amended and Restated Corporate Services Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.2	Amended and Restated Reverse Corporate Services Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.3	Property Management Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.4	SubLease Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.5	Telecommunications Services Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.6	Aircraft Cost Sharing Agreement, dated as of October 23, 2006, by and between New FNF and FIS.

99.7	Amended and Restated Lease Agreement (by Fidelity Information Services, Inc. (Arkansas Corp)), dated as of October 23, 2006, by and between New FNF and FIS.

99.8	Unaudited Pro forma combined Financial Data.